Exhibit 10.2

Equity Transfer Agreement

Transferor:   Fuzhou Hongda Commercial Services Co., Ltd. (hereinafter “Party A”);
Address:       28th Floor, Yifa Building, 111 Wusi Road, Gulou District, Fuzhou, Fujian Province;
Transferee:   Fujian Yunding Tourism Industrial Co., Ltd. (hereinafter “Party B”);
Address:        68 Xianfu Road, Zhangcheng Town, Yongtai County, Fujian Province.

       THIS EQUITY TRANSFER AGREEMENT (“Agreement”) setting forth the equity transfer issues of Fuzhou Fuyu Advertising Co., Ltd. (hereinafter referred to as “Fuyu”) was entered into by Party A and Party B on March 15, 2010 at the Company conference room.

       NOW THEREFORE, both parties, based on the principles of equality and mutual benefits, through friendly negotiations, hereby agree as follows:

1.    Equity Transfer Price and Method of Payment

       Party A shall transfer to Party B the 100% equity of Fuyu (the “Equity Interest”) owned by Party A and the transfer price shall be RMB 3,000,000;

       Party B shall wire transfer the RMB 3,000,000 fee to Party A within thirty (30) days after the execution of this Agreement.

2.    Representations and Warranties

       Representations and Warranties of Party A

       (i)  Party A is the true and legal owner of the Equity Interest in Fuyu and Party A has full and exclusive rights to dispose the Equity Interest; The Equity Interest is free and clear of any mortgage, pledge, guarantee or claims of any third party. Otherwise Party A shall be responsible for all relevant liabilities;
       (ii) After the transfer of the Equity Interest, the relevant rights and obligations of Party A in Fuyu shall be transferred to and borne by Party B.

       Representations and Warranties of Party B

       Party B acknowledges the validity of the Articles of Association of Fuyu and shall perform its shareholder duties in strict compliance with it.

3.    Distribution of Profits and Losses

       After the company transfer registration, Party B shall become the shareholder of Fuyu and share in the profits and losses of Fuyu in accordance with the Articles of Association.

4.    Costs and Expenses

       All the costs and expenses regarding the equity transfer (including all the fees and taxes arising hereof) shall be borne by Party B.

5.    Amendment and Termination of the Agreement

       Upon the occurrence of one of the following circumstances, this Agreement can be terminated with a written consent of both parties.

       (i)   This Agreement becomes unenforceable due to force majeure or external reasons beyond the control of, and free of any negligence of, any party;
       (ii)  A party has forfeited the ability to perform this Agreement;
       (iii) Breach of this agreement by a party or both parties which seriously damages the interests of the non-defaulting party and renders the performance of this Agreement unnecessary; and
       (iv) Both Parties agree to amend or terminate this Agreement through negotiation due to the change of circumstances.

6.    Dispute Resolution

       (i) All disputes regarding the validity, enforcement, breach and termination of this Agreement shall be settled through friendly negotiation by both parties;
       (ii) In the event that the dispute can not be settled through negotiation, any party may submit the dispute for arbitration or file a claim in a People’s Court.

7.    Validity and Date of the Agreement

       This Agreement shall come into effect upon the execution by authorized representatives of both parties.

8.   This Agreement shall be executed in four (4) copies. One (1) shall be held by each party, one (1) shall be filed with the Administration of Industry and Commerce, and one (1) shall be held by the company for record. Each copy shall be equally authentic.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the duly authorized officers as of the date below.

[Signature Page]

Party A (signature or seal)	Party B (signature or seal)
_________________________	_________________________
Dated this 15th day of March, 201

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